Exhibit 10.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION IS IDENTIFIED HEREIN WITH “[***].”

VOTING AGREEMENT

(Executive Officers and Directors)

This Voting Agreement (this “Voting Agreement”), is being executed and delivered as of April 28, 2025, by and among each of the undersigned executive officers and directors of Flotek Industries, Inc., a Delaware corporation (the “Company”), ProFrac Holdings II, LLC, a Texas limited liability company (“ProFrac”), and the Company, in connection with the transactions contemplated by that certain Asset Purchase Agreement, dated as of the date hereof (as amended from time to time in accordance with the terms thereof, the “Asset Purchase Agreement”), pursuant to which, among other matters, the Company issued and sold to ProFrac GDM, LLC, a Texas limited liability company and indirect subsidiary of ProFrac, a Warrant to purchase six million (6,000,000) shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). Any capitalized term used but not defined in this Voting Agreement will have the meaning ascribed to such term in the Asset Purchase Agreement.

In furtherance of the transactions contemplated by the Asset Purchase Agreement, subject to the last sentence of this paragraph, each of the undersigned hereby agrees, in his or her individual capacity as a stockholder of the Company, to (i) attend any Stockholder Meeting (as defined below), in person or by proxy, and (ii) vote, or cause to be voted, all of the shares of the Company’s Common Stock that he or she “beneficially owns” (within the meaning of Rule 13d-3 under the Exchange Act) that are issued and outstanding and entitled to vote as of the voting record date for the Stockholder Proposal (as defined below), including those that are registered in his or her personal name, those held in street name through a broker, nominee or similar arrangement, or otherwise (and agrees to use his or her reasonable efforts to cause all additional shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) jointly by him or her with any other Person or by his or her spouse or over which he or she has voting influence or control to be voted) in favor of a proposal to approve the issuance by the Company of its Common Stock upon the full exercise of the Warrant without any ownership limitation (“Stockholder Proposal”), at any meeting of the Company’s stockholders (including any adjournment or postponement thereof, the “Stockholder Meeting”) at which the Stockholder Proposal is presented. In addition, each of the undersigned executive officers and directors hereby agrees not to make any transfers of shares of Common Stock for the purpose of avoiding his or her agreements set forth in this Voting Agreement, and agrees to cause any transferee of such shares, to the extent such shares remain outstanding, to abide by the terms of this Voting Agreement. For avoidance of doubt, any undersigned executive officer or director may transfer shares to the Company to satisfy any tax withholding obligation or in connection with the cashless exercise of a stock option. For purposes of this Voting Agreement, Matthew Wilks shall not be deemed to “beneficially own” or to exercise voting influence or control over any shares of Common Stock of the Company held by ProFrac or its Affiliates.

Each of the undersigned is entering into this Voting Agreement solely in his or her capacity as an individual stockholder and, notwithstanding anything to the contrary in this Voting Agreement, nothing in this Voting Agreement is intended or shall be construed to require any of the undersigned, (a) in his or her capacity as an executive officer or director of Company or (b) in his or her capacity as a trustee, personal representative or other fiduciary capacity, to act or fail to act in accordance with his or her duties in such executive officer, director or fiduciary capacity.

This Voting Agreement is an individual agreement of each undersigned executive officer and director of the Company, and is not an agreement among the undersigned. Furthermore, none of the undersigned makes any agreement or understanding herein in his or her capacity as an executive officer or director of Company.

Notwithstanding any contrary provision herein, this Voting Agreement shall be effective from the date hereof and shall terminate and be of no further force and effect upon the earliest of (a) the mutual written consent of the Company and ProFrac, (b) immediately following the adjournment of the Stockholder Meeting at which the Stockholder Proposal is approved or (c) the second anniversary of the Closing. This Voting Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to Laws that may be applicable under conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware, and may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

Each party has participated in the drafting of this Voting Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Voting Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. As used in this Voting Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Decisions made in a party’s “sole discretion” may be taken for any reason or no reason. As used in this Voting Agreement, references to a “party” or the “parties” are intended to refer to a party to this Voting Agreement or the parties to this Voting Agreement. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive.

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) two (2) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, (c) immediately upon delivery by hand, or (d) on the date of receipt, if delivered by email (to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto), in each case, to the intended recipient as set forth below:

If to ProFrac, to: c/o ProFrac Holding Corp. 333 Shops Blvd. Suite 301 Willow Park, TX 76087 Attn: Legal Department E-mail: [***]	with a copy to (for informational purposes only): Brown Rudnick LLP One Financial Center Boston, MA 02111 Attn: James E. Bedar; Andreas Andromalos E-mail: [***]

If to the Company or any of the undersigned executive officers and directors, to:

Flotek Industries, Inc.

5775 N. Sam Houston Parkway W.

Suite 400

Houston, TX 77086

Attn: Legal Department

E-mail: [***]

with a copy to (for informational purposes only): King & Spalding LLP 1180 Peachtree Street, NE Suite 1600 Atlanta, GA 30309 Attn: Keith M. Townsend; Heath C. Trisdale E-mail: [***]

No amendment or waiver of any provision of this Voting Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Subject to the foregoing, no waiver of any party to this Voting Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party and ProFrac that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

If any term or other provision (or part thereof) of this Voting Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Voting Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision (or part thereof) is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Voting Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law and in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Voting Agreement was not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by a party of any of their respective covenants or obligations set forth in this Voting Agreement, the other parties shall be entitled (without proof of actual damages or otherwise or posting or securing any bond or other security), in addition to any other remedy to which they are entitled to under law or equity, to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Voting Agreement, and to specifically enforce the terms and provisions of this Voting Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other parties under this Voting Agreement. Each party hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Voting Agreement by such party, and to specifically enforce the terms and provisions of this Voting Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Voting Agreement. A party’s pursuit of any injunction or specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled.

Except as otherwise specified in this Voting Agreement, or as otherwise agreed to in writing by the parties, all expenses incurred in connection with this Voting Agreement shall be paid by the party incurring such cost or expense.

Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

This Voting Agreement constitutes the entire understanding and agreement of the parties hereto and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Asset Purchase Agreement or any other Transaction Document.

[Signature page follows]

Executed as of the date first set forth above:

By:
Ryan Ezell

By:
Evan R. Farber

By:
Harsha V. Agadi

By:
Lisa Mayr

By:
Matthew D. Wilks

By:
Michael Fucci

By:
J. Bond Clement

By:
Amy E. Blakeway

[Signature Page to D&O Voting Agreement]

FLOTEK INDUSTRIES, INC.

By:
Name:
Title:

PROFRAC HOLDINGS II, LLC

By:
Name:
Title:

[Signature Page to D&O Voting Agreement]